UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2007

GEOMET, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-52155	76-0662382
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

909 Fannin, Suite 1850

Houston, Texas 77010

(Address of Registrant’s Principal Executive Offices)

(713) 659-3855

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 29, 2007, GeoMet, Inc. issued a press release announcing that a syndicate of commercial banks, led by Bank of America, has completed its mid-year borrowing base determination and established a borrowing base of $180 Million under the Company’s bank credit agreement

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release dated October 29, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GeoMet, Inc.

Date: October 29, 2007	By:	/s/ William C. Rankin
William C. Rankin
Executive Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated October 29, 2007.